Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

10. INCOME TAXES

Income tax expense attributable to pretax loss from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax loss from continuing operations as a result of the following:

	Year ended December 31,
	2014	2015
Computed “expected” tax expense	$(22,294)	$(22,845)
Increase (reduction) in income taxes resulting from:
Change in the valuation allowance	22,249	22,501
State taxes, net of federal benefit	(223)	(254)
Federal research and development credits	(125)	(35)
Change in state rate	(106)	(5)
Other, net	499	638

Total income tax expense/(benefit)	$—	$—

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2014 and 2015 are presented below (in thousands):

	December 31,
	2014	2015
Deferred tax assets:
Intangible assets	$9,893	$10,222
Net operating loss carryforwards	84,995	105,304
Federal and state credit carryforwards	2,131	2,173
Plant and equipment, due to depreciation and impairment	1,038	1,023
Inventory reserves	1,071	927
Other deductible temporary differences	3,569	5,548

Total gross deferred tax assets	102,697	125,197
Less valuation allowance	(102,697)	(125,197)

Net deferred tax assets	$—	$—

At December 31, 2015, the Company had net operating loss carryforwards for federal income tax purposes of $302,695 which are available to offset future federal taxable income, if any. The federal net operating losses begin to expire in 2028. The Company had net operating loss carryforwards for state income tax purposes of $46,152 which are available to offset future state taxable income, if any. The state net operating losses begin to expire in 2027. Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as define by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study subsequent to December 31, 2014 to determine whether a change of control has occurred or whether there have been multiple changes of control since December 31, 2014 due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, utilization of the net operating loss carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.

The deferred tax asset related to intangible assets includes the tax effect of the excess of liabilities over assets on the date of conversion from an LLC to a C corporation, which became the stepped-up tax basis for the Company. The increase in intangible assets at December 31, 2015 compared to December 31, 2014 relates to research and development expenses capitalized for tax purposes, which will be amortized over a period of ten years.

The valuation allowance for deferred tax assets as of December 31, 2014 and 2015 was $102,697 and $125,197, respectively. The net change in the total valuation allowance was an increase of $22,500 in 2015 and an increase of $22,249 in 2014. The valuation allowance is primarily related to net operating loss carryforwards that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that a full valuation allowance is necessary at December 31, 2015.

The Company did not have any unrecognized tax benefits at December 31, 2014 and 2015.

The statute of limitations for assessment by the Internal Revenue Service, or the IRS, and state tax authorities is closed for tax years prior to December 31, 2012 for federal tax purposes and for years prior to December 31, 2012 or 2011 for state tax purposes, although carryforward attributes that were generated in years prior to 2011 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period. The Company files income tax returns in the U.S. federal and various state jurisdictions. There are currently no federal or state audits in progress.

On December 18, 2015 President Obama signed the P.A.T.H. Act of 2015 (H.R. 2029), a measure that permanently renews a group of expired tax credits for businesses and individuals, including R&D credit. In December 2015, the Company recorded a benefit of $35 for the 2015 R&D Credit.